Summary prospectus supplement	August 29, 2012

Putnam Equity Income Fund Summary Prospectus dated March 30, 2012

The section Your fund’s management is deleted in its entirety and replaced with the following disclosure:

Your fund’s management

Investment Advisor

Putnam Investment Management, LLC

Portfolio Manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2012

Assistant Portfolio Manager

Walter Scully, Analyst, assistant portfolio manager of the fund since 2012

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